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                                    EXHIBIT 10.5

                               STOCK OPTION AGREEMENT
                            FOR SHARES ISSUED UNDER THE
                BIOLABS, INC. AMENDED AND RESTATED STOCK OPTION PLAN

THIS AGREEMENT dated and made effective the ____ day of ____

BETWEEN:

       BIOLABS, INC., a company incorporated pursuant to the laws of the State of New York, having an office at #1A - 3033 King George Highway, Surrey, British Columbia, V4P 1B8

       (the "Company")

                                                 OF THE FIRST PART

AND

       _______, of (insert address)

       (the "Optionee")

                                                 OF THE SECOND PART

WHEREAS:

A. The Company has established an amended and restated stock option plan (the "Plan") to grant incentive options to purchase its common shares (the "Shares") to directors, officers, employees and consultants of the Company, and has received approval to do so from its shareholders respecting same;

B. The Optionee is a consultant of the Company or its subsidiaries and is eligible to receive options to purchase Shares pursuant to the Plan; and

C. The Company has determined it is in its best interests to grant an option to the Optionee to purchase Shares, on the terms and conditions set forth below.

       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of these premises and of the sum of $1.00 paid by the Optionee to the Company and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), it is hereby agreed by and between the parties hereto as follows:
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                                       PART 1

                                  GRANT OF OPTION

1.1    PLAN.

       This Agreement is entered into pursuant to the provisions of the Plan, as amended from time to time, the terms of which are incorporated herein and made a part hereof. The Optionee hereby confirms that he has received a copy of the Plan.

1.2    GRANT OF OPTION.

       The Company hereby grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option") to purchase at any time or from time to time during the period hereinafter referred to, all or any part of Shares (such Shares as from time to time are available for purchase under this section 1.2 being hereinafter called the "Optioned Shares"), for a purchase price of $____ per Optioned Share (the "Exercise Price").

1.3    REGULATORY AND OTHER APPROVALS.

       The Option hereby granted is subject to acceptance for filing of notice of the grant of the Option by all stock exchanges or trading facilities on which the Shares are listed or traded at the time of grant and any required approvals of the shareholders of the Company and relevant securities commissions or other regulatory bodies in the United States or Canada.

                                       PART 2

                                 EXERCISE OF OPTION

2.1    RIGHT TO EXERCISE.

       Unless otherwise provided for in this Agreement or in the Plan, the Optionee, upon becoming entitled to exercise the Option, will thereafter be entitled to exercise the Option at any time with respect to all or any part of the Optioned Shares, prior to the expiration or other termination of the Option, as provided in Part 3 herein.

2.2    EXERCISE AND PAYMENT.

       Subject to the provisions of Part 1 and Section 2.1, the Option may be exercised by the Optionee or, if applicable, the legal representatives of the Optionee giving two days' advance written notice to the Company (Attention: the Secretary) marked "Confidential", signed by the Optionee, specifying the number of Optioned Shares in respect of which the Option is being exercised,


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accompanied by payment (by certified cheque or bank draft payable to the
Company) of the entire exercise price for the number of the Optioned Shares specified in the notice.

2.3    SHARE CERTIFICATES.

       Upon any such exercise of the Option by the Optionee the Company will as soon as is reasonably practicable, cause the transfer agent and registrar of the Shares to deliver to the Optionee or the legal representative of the Optionee, as the case may be, a share certificate or certificates registered in the name of the Optionee or the legal representative of the Optionee, as the case may be, representing the number of Shares purchased pursuant to such exercise of the Option.

2.4    NO OBLIGATION TO EXERCISE OPTION.

       Nothing herein contained or done pursuant hereto will obligate the Optionee to purchase and/or pay for, or the Company to issue, any Optioned Shares except Optioned Shares in respect of which the Optionee will have exercised his Option to purchase in the manner provided under this Agreement.

                                       PART 3

                          TERMINATION PRIOR TO EXPIRY DATE

3.1    TERMINATION OF OPTION.

       The Option and this Agreement will terminate on the earlier of __(the "Expiry Date") or, if the Optionee ceases to be a ______ of the company or one of its subsidiaries prior to the Expiry Date, on the date that is _____ days after the Optionee has ceased to be a consultant, subject only to Sections 3.2 and 3.3.

3.2    TERMINATION FOR CAUSE OR RESIGNATION.

       Notwithstanding Section 3.1, the Option will immediately become terminated and will lapse notwithstanding the original term of the Option granted under this Agreement if the Optionee's consulting contract, if any, is terminated for cause by the Company or one of its subsidiaries or if the Optionee ceases to be a _____ of the Company or any of its subsidiaries for any reason other than normal termination of the consulting contract, if any, in accordance with its terms, retirement, in the absence of any consulting contract, or death.

3.3.   DEATH OF OPTIONEE.


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       Notwithstanding Section 3.1, in the event of the death of the
Optionee, all or any part of the Optioned Shares not yet purchased by the Optionee may be purchased by the legal representatives of the deceased Optionee or by the person or persons to whom the rights of the Optionee have passed by will or by operation of the laws of devolution, distribution or descent for a period of 45 days (or until the Expiry Date if earlier) from the date of death of the deceased Optionee to exercise the Option. Upon the expiration of such period, the Option and this Agreement will immediately become terminated and will lapse notwithstanding the original term of the Option.

3.4    CHANGE IN POSITION.

       A change in the office, position or duties of the Optionee from the office, position or duties held by the Optionee on the date on which the Option was granted will not result in the termination of the Option pursuant to Section 3.1, provided that the Optionee remains a director, officer, employee or consultant of the Company or any of its subsidiaries after such change.

3.5    FULL EXERCISE.

       Unless otherwise provided for in this Agreement or in the Plan, the Option and this Agreement will terminate on the date that the Optionee will have validly exercised the Option with respect to all of the Optioned Shares.

                                       PART 4

                                 CHANGE IN CONTROL

4.1    DEFINITIONS.

       For the purposes of this Part 4, a "Change in Control" of the Company will be deemed to occur where:

       (a) any person becomes the beneficial owner, directly or indirectly, of securities of the Company respecting 20% or more of the combined voting power of the Company's then outstanding securities or who publicly announces an intention to do so;

       (b) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director, whose appointment by the Board of Directors


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              or nomination for election by the Shareholders of the Company was approved by vote of at least two-thirds of the directors then still in office and who were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof;

       (c) the business of the Company for which the Optionee's services are principally performed is disposed of by the Company, pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary) of the Company, or otherwise; or

       (d) the Board of Directors of the Company adopt a resolution to the effect that, for the purposes of this Agreement, a Change in Control of the Company has occurred.

4.2    DEEMED VESTING.

       In the event of a Change in Control occurring:

       (a) all of the Optionee's Optioned Shares which, at the time of the Change in Control, are unvested, if any, will be deemed to become immediately vested and available for execution; and

       (b) the Company may, upon giving the Optionee written notice to that effect, require the acceleration of the time for the exercise of the Options and of the time for the fulfillment of any conditions or restrictions on such exercise.

                                       PART 5

                                      GENERAL

5.1    ADJUSTMENTS.

       In the event of a stock dividend, subdivision, redivision, consolidation, recapitalization, share reclassification (other than pursuant to the Plan), or other relevant changes in the capital stock of the Company, the Board of Directors of the Company may make such adjustment, if any, of the number of Optioned Shares, or of the Exercise Price, or both, as it will deem appropriate to give proper effect to such event. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of the Shares for those in another company is imminent, the Board of Directors of the Company may, in a fair


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and equitable manner, determine the manner in which the Option will be treated including, for example, requiring the acceleration of the time for the exercise of the Option by the Optionee and of the time for the fulfilment of any conditions or restrictions on such exercise. All determinations of the Board of Directors under this Section 5.1 will be final, binding and conclusive for all purposes.

5.2    AMENDMENT.

       This Agreement may not be amended except with the written consent of the Company, the Optionee, and if required, any stock exchanges or trading facilities on which the Shares are listed, and the shareholders of the Company.

5.3    CONFIDENTIALITY.

       The Optionee will not, either during the term he acts as consultant for the Company or its subsidiaries, or at any time thereafter, disclose to any person, firm or corporation any information concerning the business affairs of the Company which the Optionee may have acquired in the course of or incidental to his role with the Company or otherwise, whether for his own benefit, or to the detriment, or intended or probable detriment, of the Company.

5.4    COUNTERPARTS.

       This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

5.5    CURRENCY.

       All recurrences to currency are deemed to mean lawful money of the United States (unless expressed to be in some other currency) and all amounts to be calculated or paid pursuant to this Agreement are to be calculated in lawful money of the United States.

5.6    ENUREMENT.

       This Agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, his heirs, executors and other legal personal representatives.

5.7    GENDER.


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       Words imparting the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa.

5.8    GOVERNING LAW.

       This Agreement will be governed by and construed in accordance with the laws of the State of New York and the laws of the United States applicable thereto.

5.9    INTERPRETATION OF THIS AGREEMENT AND THE PLAN.

       The Option granted hereby is subject to the terms and conditions set out in this Agreement and in the Plan. If any question or dispute arises as to the interpretation of this Agreement or the Plan, such question or dispute will be determined by the Board of Directors of the Company and such determination will be final, conclusive and binding on both the Company and the Optionee. Unless there is something in the subject or context inconsistent therewith, or unless otherwise herein provided, the expressions used in this Agreement will have the same meaning as are ascribed to corresponding expressions defined in the Plan. If there is any conflict between the terms of this Agreement and the Plan, the terms of the Plan will govern, despite any term of this Agreement.

5.10   NO FURTHER RIGHTS.

       Nothing contained in this Agreement will give the Optionee or any other person, any interest or title in or to any of the Shares or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in this Agreement and pursuant to the exercise of the Option, nor will it confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or of its subsidiaries.

5.11   NO INDUCEMENT.

       By execution of this Agreement and acceptance of the Options hereby granted, the Optionee hereby certifies to the Company that the Optionee was not induced to participate in the Plan by expectation of employment or continued employment with the Company or its subsidiaries.

5.12   NON-ASSIGNABILITY OF OPTIONS.

       The Option will not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by the


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Optionee other than by will or other testamentary instrument or the laws of succession except, with the consent of the Company, to a corporation, the shares of which are wholly-owned by the Optionee, and may be exercisable during the lifetime of the Optionee only by the Optionee.

5.13   NOTICE.

       Any notice or other communication required or contemplated under this Agreement to be given by one party to the other will be delivered or mailed by prepaid registered post to the party to receive same at the address indicated on page one hereof, or at such other address as a party may provide notice of from time to time. Any notice delivered will be deemed to have been given and received on the business day next following the date of delivery. Any notice mailed as aforesaid will be deemed to have been given and received on the fifth business day following the date it is posted, provided that if between the time of mailing and actual receipt of the notice there will be a mail strike, slow-down or other labor dispute which might affect delivery of the notice by mail, then the notice will be effective only if actually delivered.

5.14   OBLIGATIONS OF COMPANY.

       The Company will use reasonable commercial efforts to comply with, satisfy and fulfil promptly all conditions and requirements imposed by or arising out of legal, regulatory, stock exchange and administrative requirements applicable to the grant of the Option hereunder, the issue of Optioned Shares on the exercise of the Option and the listing and posting for trading or quotation of the Optioned Shares issued on the exercise of the Option on such stock exchanges or trading facilities on which the Shares are listed and posted for trading or quoted from time to time.

5.15   REPRESENTATIONS OF OPTIONEE.

       The Optionee represents and warrants to the Company, as a continuing representation and warranty that will be true and correct on the date hereof and on each date that the Optionee exercises the Option, as if made and given on and as of each such date, that the Optionee is acquiring the Option and will acquire the Optioned Shares purchased by him upon any exercise of the Option as principal.

5.16   RESERVATIONS OF OPTIONED SHARES.

       The Company covenants that it has reserved, set aside and allotted the Optioned Shares to and in favour of the Optionee, his heirs, executors and other legal personal representatives, and that


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upon each exercise of the Option in accordance with the terms hereof and payment of the said price as aforesaid, the Optioned Shares which the Optionee will have duly taken up and paid for hereunder will be duly issued and outstanding as fully paid and non-assessable.

5.17   RESTRICTIONS ON RESALE; LEGEND.

       The Optionee agrees that any Optioned shares must be sold in compliance with all registration requirements under the Securities Act of 1934, as amended, or any other relevant legislation, or an exemption therefrom. Each certificate evidencing any of the Optioned Shares may, at the sole discretion of the Company, bear a legend substantially as follows:

       "The Shares represented by this Certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Option Agreement, a copy of which the Company will furnish to the holder of this Certificate upon request and without charge."

5.18   TAXES.

       The Optionee will be solely responsible for, and will pay, all income and all other taxes, charges and contributions levied or required by competent governmental authorities in respect of the Options and the Optioned shares.

5.19   TIME OF THE ESSENCE.

       Time will be of the essence of this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the date first above written.

BIOLABS, INC.
by its duly authorized signatories:

Per: ____________________
     Authorized Signatory

Per: ____________________
     Authorized Signatory

SIGNED, SEALED AND DELIVERED BY    )
in the presence of:                )


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                                   )
                                   )
                                   )
_______________________________    )
Name

______________________________     )
Address                            )
                                   )
______________________________     )      ______________________
                                   )
                                   )
______________________________     )
Occupation


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